UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2021

Onconova Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36020	22-3627252
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or Organization)	File Number)	Identification No.)

375 Pheasant Run

Newtown, PA 18940

(267) 759-3680

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ONTX	The Nasdaq Stock Market LLC
Common Stock Warrants	ONTXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

Item 8.01 Other Events.

On June 22, 2021, Onconova Therapeutics, Inc. (the “Company”) issued a press release, attached as Exhibit 99.1 to this report, indicating that on June 17, 2021 it received a letter from The Nasdaq Stock Market LLC stating that the Company has regained compliance with the minimum bid price requirement of Nasdaq Listing Rule 5550(a)(2) because the Company’s common stock had a closing price of at least $1.00 per share for 18 consecutive days, from May 21, 2021 to June 16, 2021. A copy of the letter from The Nasdaq Stock Market LLC (“Nasdaq”) received on June 17, 2021 is attached as Exhibit 99.2 to this report.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit
Number	Description
99.1	Press Release Dated June 22, 2021
99.2	Letter from Nasdaq Dated June 17, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2021	Onconova Therapeutics, Inc.

	By:	/s/ MARK GUERIN
		Name:	Mark Guerin
		Title:	Chief Financial Officer